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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        February 17, 1999



                                PAYMENTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    1-14224                75-2634185
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
 incorporation or organization)         Number)         Identification Number)


1601 Elm Street, Suite 900, Dallas, Texas                    75201
(Address of principal executive offices)                  (Zip Code)


                                  214-849-2149
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

     On February 17, 1999, Paymentech, Inc., a Delaware corporation ("Paymentech"), issued a press release announcing that it has entered into a letter of intent for merchant processing services with First Data Merchant Services, a subsidiary of First Data Corporation (NYSE: FDC). Paymentech hereby incorporates by reference the information set forth in its press release dated February 17, 1999, a copy of which is attached hereto as Exhibit 99.

ITEM 7.  FINANICIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits:

         Ex. 99   Press Release issued by Paymentech, Inc., dated February 17,
     1999 filed herewith.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        PAYMENTECH, INC.
                                        (Registrant)



Date:  February 17, 1999                By:  /s/ Philip E. Taken
                                             ------------------------------
                                             Philip E. Taken
                                             Chief Administrative Officer,
                                             General Counsel and Secretary

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